UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2020

NORWOOD FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Definitive Material Agreement.

On January 8, 2020, Norwood Financial Corp. (“Norwood Financial”) and its wholly owned subsidiary, Wayne Bank, and UpState New York Bancorp, Inc. (“UpState Bancorp”), and its wholly owned subsidiary, USNY Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which UpState Bancorp will merge with and into Norwood Financial, with Norwood Financial as the surviving corporation. Concurrent with the merger, it is expected that USNY Bank will merge with and into Wayne Bank.

Under the terms of the Merger Agreement, each outstanding share of UpState Bancorp common stock will be converted into either the right to receive $33.33 in cash or 0.9390 shares of Norwood Financial common stock. The elections of UpState Bancorp stockholders will be subject to the requirement that 10% of the merger consideration (which includes any shares as to which the holders have exercised dissenters’ rights) be paid in cash and that the remainder be paid in Norwood common stock. In the event of a greater than 20% decline in market value of Norwood Financial common stock, UpState Bancorp may, in certain circumstances, be able to terminate the Merger Agreement unless Norwood Financial increases the number of shares into which UpState Bancorp common stock may be converted. In addition to the purchase price per share, UpState Bancorp may also be permitted, under certain performance conditions, to distribute at the closing of the merger, a special cash dividend of up to an additional $0.67 per share to UpState Bancorp’s shareholders.

UpState Bancorp directors Jeffrey S. Gifford and Alexandra K. Nolan will be appointed to the boards of directors of Norwood Financial and Wayne Bank. In addition, the other directors of UpState Bancorp will be invited to join a regional advisory board. UpState Bancorp President and CEO R. Michael Briggs will enter into a consulting agreement with Wayne Bank. Norwood Financial will retain the brand names of USNY’s two units, Bank of the Finger Lakes and Bank of Cooperstown, and will also retain USNY’s administration center in Geneva, New York. Scott D. White, unit President of Bank of Cooperstown, and Jeffrey E. Franklin, unit President of Bank of the Finger Lakes, will also remain in place as executives of their units.

The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Norwood Financial and UpState Bancorp. The merger is currently expected to be completed early in the third quarter of 2020.

Each of the directors and executive officers of Norwood Financial and UpState Bancorp have agreed to vote their shares in favor of the approval of the Merger Agreement at the shareholders meetings to be held to vote on the proposed transaction. If the merger is not consummated under certain circumstances, UpState Bancorp has agreed to pay Norwood Financial a termination fee of $3.2 million.

The Merger Agreement also contains usual and customary representations and warranties that Norwood Financial and UpState Bancorp made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Norwood Financial and UpState Bancorp, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Norwood Financial and UpState Bancorp rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

On January 9, 2020, Norwood Financial released a presentation to investors containing additional information regarding the Merger. The presentation is included in this Report as Exhibit 99.1 and is furnished herewith, and shall not be deemed “filed” for any purpose nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01	Other Events.

On January 9, 2020, Norwood Financial and UpState Bancorp issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Norwood Financial and UpState Bancorp, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Norwood Financial and UpState Bancorp’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Norwood Financial and UpState Bancorp may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; the stockholders of UpState Bancorp or Norwood Financial may fail to approve the merger; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood Financial’ s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood Financial or UpState Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood Financial and UpState Bancorp do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information

In connection with the proposed merger, Norwood Financial will file a Registration Statement on Form S-4 with the SEC, which will contain the proxy materials of Norwood Financial Corp. and UpState Bancorp and certain other information regarding Norwood Financial Corp. These proxy materials will set forth complete details of the merger. Investors are urged to carefully read the proxy materials when filed with the SEC, as they will contain important information. Investors will be able to obtain a free copy of the proxy materials free of charge at the SEC’s website at www.sec.gov. The proxy materials may also be accessed for free on Norwood’s website at www.waynebank.com/stockholder-services or by directing a written request to UpState New York Bancorp, Inc., 389 Hamilton Street, Geneva, New York 14456, Attention: Corporate Secretary. Investors should read the proxy materials before making a decision regarding the merger. Norwood Financial, UpState Bancorp and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Norwood’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 22, 2019, and certain of its Current Reports on Form 8-K. UpState Bancorp’s directors and executive officers who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction are R. Michael Briggs, Robert W. Sollenne, Scott White, Jeffrey E. Franklin, H. Todd Bullard, H. Taylor Fitch III, Jeffrey S. Gifford, Jeffrey K. Haggerty, Murray P. Heaton, J. Michael Moffat, Alexandra K. Nolan and Steven C. Smith. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated January 8, 2020 by and among Norwood Financial Corp., Wayne Bank, UpState Bancorp, Inc. and USNY Bank. The schedules have been omitted from the Merger Agreement as filed with the SEC pursuant to Item 601(b)(2) of Regulation S-K. The omitted information is considered immaterial from an investor’s perspective. Norwood Financial Corp. will furnish to the SEC supplementally a copy of any omitted schedule upon request from the SEC.

99.1	Norwood Financial Corp. Investor Presentation, dated January 9, 2020

99.2	Joint Press Release, dated January 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.

Date: January 9, 2020	By:	/s/ Lewis J. Critelli
Lewis J. Critelli
President and Chief Executive Officer (Duly Authorized Representative)